Supplemental Oil And Natural Gas Disclosures (Capitalized Costs Relating To Oil And Natural Gas Producing Activities) (Detail) - USD ($) $ in Thousands	Sep. 30, 2017	Dec. 31, 2016	Dec. 31, 2015
Capitalized costs:
Proved properties	$ 1,931,207	$ 1,611,249	$ 1,345,482
Unproved properties	136,410	116,311	127,551
Total		1,727,560	1,473,033
Accumulated depreciation, depletion, amortization and impairment		(1,015,398)	(947,091)
TOTAL OIL AND NATURAL GAS PROPERTIES, net	$ 944,867	$ 712,162	$ 525,942